UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2019

Vantage Drilling International

(Exact name of registrant as specified in its charter)

Cayman Islands	333-217678	98-1372204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Vantage Energy Services, Inc.

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

(Address of principal executive offices) (Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 4, 2019, at a duly convened extraordinary general meeting (the “EGM”) of the shareholders of Vantage Drilling International (the “Company”), shareholders owning a majority of the issued and outstanding ordinary shares of the Company voted to approve the Amendment to the Shareholders Agreement (the “Amendment”), which amended the Company’s existing shareholders agreement, dated as of February 10, 2016, by and between the Company and the shareholders from time to time party thereto (the “Shareholders Agreement”), in accordance with its terms. The Amendment, which was entered into on March 4, 2019, increases the maximum size of the board of directors of the Company (the “Board”) from seven directors, to up to nine directors, as determined by the Board from time to time.

The description set forth above is qualified in its entirety by the full text of the Amendment, attached as Exhibit 10.1 hereto.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 with respect to the Amendment and the Fourth Amended and Restated Memorandum and Articles of Association (as defined below) of the Company, respectively, is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

At the EGM, the shareholders of the Company approved an amendment, effective as of March 4, 2019, to Article 25.1 of the Company’s memorandum and articles of association, adopted on August 4, 2016 (the “Third Amended and Restated Memorandum and Articles of Association”), which increases the maximum size of the Board from seven directors, to up to nine directors, as determined by the Board from time to time, and also approved the replacement of the Company’s Third Amended and Restated Memorandum and Articles of Association with a further amended memorandum and articles of association (the “Fourth Amended and Restated Memorandum and Articles of Association”) reflecting the foregoing.

The description set forth above is qualified in its entirety by the full text of the Fourth Amended and Restated Memorandum and Articles of Association, attached as Exhibit 3.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 4, 2019, at a duly convened EGM, the shareholders of the Company voted on approving the above-described Amendment to the Shareholders Agreement and the amendment to the Third Amended and Restated Memorandum and Articles of Association, and on the replacement of the Third Amended and Restated Memorandum and Articles of Association of the Company with the Fourth Amended and Restated Memorandum and Articles of Association to reflect the changes described in Item 5.03 above.

As to each matter voted upon, the results were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Passage of Amendment to the Shareholders Agreement	3,705,173	5	0	—
Change to Article 25.1 of the Third Amended and Restated Memorandum and Articles of Association	3,705,173	5	0	—
Replacement of the Third Amended and Restated Memorandum and Articles of Association with the Fourth Amended and Restated Memorandum and Articles of Association	3,705,173	5	0	—

The information set forth in Item 1.01 and 5.03 above is incorporated by reference into this Item 5.07.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

3.1	Fourth Amended and Restated Memorandum and Articles of Association of the Company.

10.1	Amendment to the Shareholders Agreement, dated March 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2019

VANTAGE DRILLING INTERNATIONAL

/s/ Douglas E. Stewart
Douglas E. Stewart Vice President, General Counsel and Corporate Secretary

4